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                                                                      Exhibit 24

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of NORTEL NETWORKS CORPORATION (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2000, hereby constitutes and appoints Nicholas J. DeRoma, Deborah J. Noble and Blair F. Morrison his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto, and other documents related thereto, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal and to file such Annual Report and amendments thereto, with all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed this Power of Attorney this 22nd day of February, 2001.


    "J.J. BLANCHARD"                "R.E. BROWN"              "F.C. CARLUCCI"
-------------------------     -----------------------    -----------------------
     J.J. Blanchard                  R.E. Brown               F.C. Carlucci

       "F.A. DUNN"                 "L.Y. FORTIER"             "R.A. INGRAM"
-------------------------     -----------------------    -----------------------
        F.A. Dunn                   L.Y. Fortier               R.A. Ingram

       "J.A. ROTH"                  "G. SAUCIER"            "S.H. SMITH, JR."
-------------------------     -----------------------    -----------------------
        J.A. Roth                    G. Saucier              S.H. Smith, Jr.

      "L.R. WILSON"
-------------------------
       L.R. Wilson